SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                              -----------------

                                  FORM 8-K
                               Current Report
                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 20, 2004


                              RIVOLI BANCORP, INC.
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                 (Exact Name of Registrant as Specified in Charter)


         Georgia                    0-49691                      58-2631780
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(State or other jurisdiction      (Commission                (I.R.S. Employer
    of Incorporation)              File Number)              Identification No.)


            5980 Zebulon Road, Macon, Georgia                     31210
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         (Address of principal executive offices)               (Zip Code)


         Registrant's telephone number, including area code: (478) 475-5200


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              (Former name or address, if changed since last report)



ITEM 9.  REGULATION FD DISCLOSURE

On February 20, 2004, Rivoli Bancorp, Inc., issued two press releases, one announcing 2003 financial results and one announcing a four-for-three stock split to be effected as a 33 1/3 percent stock dividend to shareholders of record as of February 27, 2004. The press releases are attached as Exhibit 99.1 and 99.2 to this Form 8-K. The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RIVOLI BANCORP, INC.


February 24, 2004                         /s/ J. Patrick McGoldrick
                                              -----------------------------
                                              President and Chief Executive
                                              Officer